[PHOTO]

[PHOTO]

Smith Barney
Aggressive Growth
Fund Inc.
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
February 28, 1997

[LOGO] SMITH BARNEY MUTUAL FUNDS

       Investing for your future.
       Every day.(SM)

Smith Barney Aggressive
Growth Fund Inc.
================================================================================

The Smith Barney Aggressive Growth Fund Inc. seeks capital appreciation through investment primarily in common stocks of companies that the investment advisor believes are experiencing, or have the potential to experience, growth in earnings or cash flow that exceeds the average growth rate of companies whose securities are included in the S&P 500 Index. They are often small- or medium-sized companies that stand to benefit from new products or services, technological developments or changes in management.

                                     NASDAQ SYMBOLS
                                     --------------
           Class A                      SHRAX
           Class B                      SAGBX
           Class C                      SAGCX

Smith Barney Aggressive Growth Fund Inc.
Average Annual Total Returns

                                           Without Sales Charges*
                             ---------------------------------------------------
                             Class A             Class B           Class C
================================================================================
One-Year                       7.83%               6.96%            7.02%
Five-Year                     12.31                 N/A              N/A
Ten-Year                      11.71                 N/A              N/A
Since Inception+              13.82               15.66            17.08
================================================================================

                                            With Sales Charges**
--------------------------------------------------------------------------------
                             Class A              Class B          Class C
================================================================================
One-Year                       2.42%               1.96%            6.02%
Five-Year                     11.16                 N/A              N/A
Ten-Year                      11.14                 N/A              N/A
Since Inception+              13.38               15.52            17.08
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and C shares are October 24, 1983, November 6, 1992 and May 13, 1993, respectively.


================================================================================

"At Smith Barney            [PHOTO]
 Mutual Funds,
 your investment
 needs come first.
 Our goal is to
 deliver consistent
 and competitive returns over time using
 a wide range of investment strategies."

                   JESSICA M. BIBLIOWICZ
                              President,
Smith Barney Aggressive Growth Fund Inc.

================================================================
WHAT'S INSIDE
================================================================

Shareholder Letter ............................................1

An Interview with Portfolio Manager
Richard A. Freeman.............................................4

Historical Performance.........................................6

Smith Barney Aggressive Growth Fund Inc.
at a Glance ...................................................9

Schedule of Investments.......................................10

Statement of Assets and Liabilities...........................13

Statement of Operations.......................................14

Statements of Changes in Net Assets...........................15

Notes to Financial Statements.................................16

Financial Highlights .........................................19

================================================================

================================================================================
Shareholder Letter
================================================================================

     [photo]                                           [photo]


HEATH B.                                               RICHARD A.
MCLENDON                                               FREEMAN
Chairman and                                           Vice President and
Chief Executive Officer                                Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Aggressive Growth Fund for the six months ended February 28, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow in the report.

Fund Performance

For the period under review we are pleased to report that the Smith Barney Aggressive Growth Fund's Class A shares had a total return of 21.48%. During the period, the Fund outperformed the broadly based Russell 2000 Index* and the Value Line Composite Index (Arithmetic),** major indices which we believe represent a good measure of performance for the kinds of securities held in the Fund. For example, the Russell 2000 advanced approximately 8% while the Value Line Composite Index (Arithmetic) registered a gain of 15% during the reporting period. In comparison, the Standard & Poor's 500 Composite Index (S&P 500),*** an index that is more representative of large-capitalization companies, advanced 22.52%. Keep in mind that these figures represent past performance and are not a guarantee of future results.

During the past six months, the Aggressive Growth Fund's most significant gains came from select technology companies, including Quantum Corporation, Micron Technology and Intel Corporation (the Fund's largest holding as of February 28,
1997). Strong gains in brokerage firm stocks, specifically Merrill Lynch and Lehman Brothers also contributed to the Fund's recent performance. In addition, a notably strong recovery in managed health care stocks owned by the Aggressive Growth Fund, such as United Healthcare and Aetna also helped boost its performance.

Energy Ventures, an oil-field equipment supplier, also contributed to the Fund's positive performance. Tyco International, a fast-growing producer of fire protection and other industrial equipment and the Fund's second largest holding, continued to report outstanding earnings and announced a series of acquisitions to expand its business. In addition, even though we believe significant progress has been made by many of the Aggressive Growth Fund's biotechnology company holdings, their share prices rose only marginally during the reporting period.

Market Overview

Following the market lows reached during July 1996, the leadership that eventually developed in the stock market was concentrated mostly in large, multinational companies. As the past six months drew to a close, the decided preference of many investors for large- capitalization companies rather than smaller- and middle-capitalization ones intensified.

Interest rates, which rose above 7% early in the summer of 1996, helped precipitate a sharp but brief decline in the market, with the S&P 500 dropping

---------
* The Russell 2000 Index is made up of 2,000 of smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American, or Nasdaq stock exchanges.

** The Value Line Composite Index is composed of the 1,700 stocks tracked by the Value Line Investment Survey.

*** The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.

--------------------------------------------------------------------------------
Smith Barney Agressive Growth Fund Inc.                                       1
nearly 10% and the Nasdaq Composite Index**** falling by roughly 20%. However, long-term interest rates eased off to approximately 6.5% during the latter part of 1996, and that enabled the major averages to reach all-time highs this February.

Many investors during the past six months grew increasingly concerned about the Federal Reserve Board's ("Fed") monetary policy which had been accommodative for nearly two years. Although most U.S. government-sponsored indicators of inflation have remained quite benign, the pace of economic growth has not slowed, a factor that has raised fears at the Fed about a possible future pickup in inflation. Moreover, Fed Chairman Alan Greenspan added another element of uncertainty recently to the financial markets when he cited the high level of stock prices as a factor that should be considered when setting monetary policy. Interest rates increased toward the end of February 1997 under the possibility of a shift in the Fed's monetary policy. (This shift did occur, in late March, when the Fed raised short-term interest rates by 0.25%.)

Investment Strategy and Outlook

The Smith Barney Aggressive Growth Fund's strategy continues to be to invest in young, innovative companies in dynamic industries that we believe have the potential to generate above-average growth in earnings or cash flow over a three- to five-year period. Ideally, this growth should come smoothly, immediately and predictably. However, investing in these kinds of young and innovative companies often means growth does not necessarily proceed in a linear fashion. Nevertheless, provided these young and innovative companies are able to generate above-average earnings growth and sell at a reasonable multiple of those earnings, they usually remain a Fund holding.

For example, Tyco International, one of the Fund's original holdings, has been in the portfolio since 1983 even though its market capitalization has grown from $400 million when purchased to more than $9 billion currently. In fact, Tyco's growth rate in earnings per share is as rapid today as it was thirteen years ago when it met the original investment parameters of the Fund. As a general rule, we focus on companies with sales and earnings that are not overly dependent on movements in the general economy but rather on the generation of new products.

Traditionally, our holdings reinvest significant sums of capital back into their businesses, with research and development spending often a meaningful percentage of revenues. In addition, we also prefer companies that keep their product lines fresh. While investment spending may at times hold back the near-term earnings of these types of companies, we believe it is a necessary strategy to drive their long-term growth rates. Moreover, we prefer to own companies whose management teams are given incentive through the performance of its stock. When the stock underperforms, we want management to be as concerned as we are. In addition, while large stock holdings by management do not guarantee rising stock prices, we believe it does increase the likelihood that management will take remedial steps to improve the price of the stock if they have a big ownership stake.

In a volatile and sometimes emotionally driven market, we also believe it is critically important to own stocks of companies with earnings that have the potential to at least meet the expectations of investors. With the price-to-earnings ratio on the S&P 500 at a historically high level, we believe that the risk/reward ratio is now far more attractive for many secondary growth stocks that are owned by the Aggressive Growth Fund. (The P/E ratio, or price-to-earnings ratio, is a common method used by investors to determine a stock's relative value. The P/E ratio compares a stock's price to its earnings per share.) Moreover, we favor companies that sell for P/E multiples less than one times their expected earnings growth rate rather than pay the "stretched" levels of many large-capitalization companies.

We remain particularly optimistic today about select biotechnology stocks and managed health care providers. In our view, an increasing number of biotechnology companies will successfully make the transition from companies in their developmental stage to profit-generating enterprises in 1997. In

-------
**** The Nasdaq Composite Index is a capitalization-weighted index of all stocks which trade on Nasdaq.


--------------------------------------------------------------------------------
2                                        1997 Semi-Annual Report to Shareholders
addition, we believe the pricing environment for select health maintenance organizations is much improved this year and investor expectations for earnings growth in this sector are too cautious. Unless long-term interest rates decline in 1997, we do not expect the P/E ratio or the market to expand, and therefore performance for most stocks will be driven primarily by earnings growth.

In closing, thank you for your investment in the Smith Barney Aggressive Growth Fund and your continued confidence in our investment management approach. We look forward to communicating with you at the end of the Aggressive Growth Fund's fiscal year.

Sincerely,



/s/ Heath B. McLendon              /s/ Richard A. Freeman

Heath B. McLendon                  Richard A. Freeman
Chairman and                       Vice President and
Chief Executive Officer            Investment Officer

April 8, 1997



==================================================================
Top Ten Holdings*                         As of February 28, 1997
==================================================================

 1.  Intel Corp.                                            11.0%
------------------------------------------------------------------
 2.  Tyco International Ltd.                                 7.5
------------------------------------------------------------------
 3.  Quantum Corp. Delaware                                  6.0
------------------------------------------------------------------
 4.  United Healthcare Corp.                                 5.3
------------------------------------------------------------------
 5.  Amgen Inc.                                              4.9
------------------------------------------------------------------
 6.  Chiron Corp.                                            4.7
------------------------------------------------------------------
 7.  Genzyme Corp. - General Division                        4.5
------------------------------------------------------------------
 8.  Westinghouse Electric Corp.                             4.2
------------------------------------------------------------------
 9.  Lehman Brothers Holding Inc.                            3.8
------------------------------------------------------------------
10.  Forest Laboratories Inc., Class A Shares                3.6
------------------------------------------------------------------

* As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Agressive Growth Fund Inc.                                        3

================================================================================
  An Interview with Portfolio Manager
  Richard A. Freeman
================================================================================

A Disciplined Approach
To Growth Investing


Richard Freeman is a Managing Director of Smith Barney and has been the portfolio manager of the Aggressive Growth Fund since it began in October 1983. In addition, Mr. Freeman also manages growth portfolios for high net worth individuals and institutional accounts. He began his investment career as an aerospace and electrical equipment analyst with Drexel Burnham Lambert and later with Chemical Bank. He then became a portfolio manager in 1983 when the Smith Barney Aggressive Growth Fund was launched. He holds a BS in accounting from Brooklyn College and an M.B.A. from New York University. Peter Bourbeau, a Smith Barney Vice President, joined the discussion to talk about the team's approach to investment management and research.

Richard and Peter, how would you describe the Fund's investment strategy?

Richard: The Smith Barney Aggressive Growth Fund has maintained a consistent investment strategy since its inception and is managed much more like a traditional "buy and hold" growth fund. This explains the very low turnover in the portfolio and our long-term investment horizon.

As disciplined, "bottom up" investors, we try to identify the stocks of companies with outstanding growth potential that can grow their earnings rapidly. We generally do not consider the impact of broad economic trends or try to make economic forecasts. In addition, while the Fund continues to be well diversified across different industries and market sectors, we typically maintain approximately 60 positions in the Fund. This enables us to monitor each company's specific situation carefully and better evaluate its long-term growth prospects and earnings potential.

Peter: We maintain an ongoing dialogue with the managers of many companies and former company officials in different industries. This kind of active, hands-on research gives us insight as to how these corporations are run and often enables us to anticipate major changes that may positively affect an industry or company.

At the end of the reporting period, the Smith Barney Aggressive Growth Fund continued to emphasize health care and technology stocks. Have the health care and technology industries always been a major focus of the Fund?

Richard: No. One of the key elements of our investment philosophy is that we want to own great companies no matter what industry they are in. For example, in the mid-1980s, more than one-third of the Aggressive Growth Fund's assets was invested in consumer stocks in the retailing and broadcasting industries. At that time we believed that the risk/reward ratio for these select consumer stocks was extremely attractive.

Peter: We continue to evaluate opportunities for the Smith Barney Aggressive Growth Fund on a stock-by-stock basis. It just so happens that the stocks of companies in expanding industries such as biotechnology and health care have in recent years met the Fund's investment criteria.


Richard: I have been following the stock market closely since the mid-1960s and have seen the passage of numerous market cycles. In my view, a well-designed growth fund should own companies that will be top performers over five or ten years rather than winners for just one or two quarters. The Smith Barney Aggressive Growth Fund tries to own companies that should be able to expand their business regardless of the condition of the economy or the direction of interest rates. In addition, the Fund looks for companies that can develop new product lines that will make some of their existing products obsolete.



--------------------------------------------------------------------------------
4                                        1997 Semi-Annual Report to Shareholders

Richard, what would you be doing today if you weren't a portfolio manager?


Richard: In truth, I've never wanted to be anything else but a portfolio manager. On my thirteenth birthday, I remember I was given ten shares of an Alaskan mining company called AJ Industries. I recall tracking my holding closely and every time the `AJ' symbol came across the ticker I got a very big thrill. In fact, the stock market has been my hobby since that time and my vocation since I was twenty-two years old. However, if there were 48 hours in a day, in addition to being a portfolio manager I would also want to be the general manager of a major league baseball team. Of course, my office would overlook the diamond, giving me the best seat in the house.


Discussion of Top Five Holdings

Portfolio Manager Richard Freeman recently discussed the Fund's top five holdings as of February 28, 1997 and why he believes they represent compelling long-term investment opportunities.

Intel Corp. is the world's largest manufacturer of current and next generation semiconductor chips used primarily in personal computers. With more than $20 billion in revenues, $5 billion in cash, a majority market share and strong earnings growth, we see Intel as a premier way to participate in the domestic and global technology explosion currently underway. In our opinion, increasingly complex software, video conferencing and the rising use of the Internet should be strong future drivers of personal computer demand.

Tyco International Ltd. is a global leader in fire protection equipment, flow control products and disposable medical supplies. In addition to having strong management, the company augments its growth by making acquisitions that help drive earnings. Another positive for Tyco is the fact that a large amount of its management's compensation is tied to the performance of its business units and future earnings growth.

Quantum Corp. is a leading supplier of computer storage devices including disk and tape drives used in work-stations, servers and desk-top personal computers. Quantum is enjoying a significant increase in profitability while exhibiting continued good revenue growth. As significant consolidation has occurred in the disk drive industry during the past several years, we believe this trend should lead to more rational pricing and better profitability for the remaining vendors. Currently, Quantum's stock sells at a discount to the company's revenues, which is often a good benchmark of value for a technology company.

United Healthcare Corp. is the largest publicly traded pure health maintenance organization in the U.S. With strong enrollment growth, $3 billion in cash and a relatively untapped commercial market, United Healthcare remains the undisputed leader in the industry. In our view, health maintenance organizations stand to benefit from the proposed privatization of Medicare and Medicaid. In addition, we favor United Healthcare because management, which pioneered the HMO concept, is heavily incentivized with stock pegged to earnings-per-share growth.

Amgen Inc. is the world's largest and most profitable biotechnology company. It has annual sales of more than $2 billion and net income margins of more than 30%. Neupogen and Epogen, white and red blood cell simulators respectively, comprise 85% of the company's revenue. In addition, Amgen has formed strategic alliances with leading universities and other biotechnology firms to complement as well as advance its current internal research efforts.


--------------------------------------------------------------------------------
Smith Barney Agressive Growth Fund Inc.                                        5

====================================================================================================================================

  Historical Performance -- Class A Shares
====================================================================================================================================


                                              Net Asset Value
                                        -----------------------------
                                        Beginning              End               Income             Capital Gain           Total
Period Ended                            of Period           of Period           Dividends           Distributions        Returns(1)
====================================================================================================================================

2/28/97                                   $28.76             $34.04               $0.00                $0.81              21.48%+
------------------------------------------------------------------------------------------------------------------------------------

8/31/96                                    33.53              28.76                0.00                 2.37              (7.44)
------------------------------------------------------------------------------------------------------------------------------------

8/31/95                                    26.76              33.53                0.00                 1.37              31.95
------------------------------------------------------------------------------------------------------------------------------------

8/31/94                                    23.59              26.76                0.00                 0.00              13.44
------------------------------------------------------------------------------------------------------------------------------------

8/31/93                                    18.94              23.59                0.00                 0.00              24.55
------------------------------------------------------------------------------------------------------------------------------------

8/31/92                                    20.12              18.94                0.00                 0.76              (2.42)
------------------------------------------------------------------------------------------------------------------------------------

8/31/91                                    16.16              20.12                0.00                 0.94              31.97
------------------------------------------------------------------------------------------------------------------------------------

8/31/90                                    19.25              16.16                0.02                 2.03              (6.38)
------------------------------------------------------------------------------------------------------------------------------------

8/31/89                                    13.68              19.25                0.00                 0.43              44.97
------------------------------------------------------------------------------------------------------------------------------------

8/31/88                                    21.63              13.68                0.00                 2.47             (24.40)
------------------------------------------------------------------------------------------------------------------------------------

8/31/87                                    16.43              21.63                0.00                 0.84              39.36
====================================================================================================================================

Total                                                                             $0.02               $12.02
====================================================================================================================================



====================================================================================================================================

  Historical Performance -- Class B Shares
====================================================================================================================================

                                              Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                                        Beginning              End               Income             Capital Gain           Total
Period Ended                            of Period           of Period           Dividends           Distributions        Returns(1)
====================================================================================================================================

2/28/97                                   $27.88             $32.84               $0.00                $0.81              21.00%+
------------------------------------------------------------------------------------------------------------------------------------

8/31/96                                    32.82              27.88                0.00                 2.37              (8.16)
------------------------------------------------------------------------------------------------------------------------------------

8/31/95                                    26.42              32.82                0.00                 1.37              30.93
------------------------------------------------------------------------------------------------------------------------------------

8/31/94                                    23.46              26.42                0.00                 0.00              12.62
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 8/31/93                       20.52              23.46                0.00                 0.00              14.33+
====================================================================================================================================

Total                                                                             $0.00                $4.55
====================================================================================================================================



====================================================================================================================================

  Historical Performance -- Class C Shares
====================================================================================================================================

                                              Net Asset Value
                                        -----------------------------
                                        Beginning              End               Income             Capital Gain           Total
Period Ended                            of Period           of Period           Dividends           Distributions        Returns(1)
====================================================================================================================================

2/28/97                                   $27.91             $32.88               $0.00                $0.81              21.01%+
------------------------------------------------------------------------------------------------------------------------------------

8/31/96                                    32.84              27.91                0.00                 2.37              (8.12)
------------------------------------------------------------------------------------------------------------------------------------

8/31/95                                    26.42              32.84                0.00                 1.37              31.01
------------------------------------------------------------------------------------------------------------------------------------

8/31/94                                    23.47              26.42                0.00                 0.00              12.57
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 8/31/93                       21.14              23.47                0.00                 0.00              11.02+
====================================================================================================================================

Total                                                                             $0.00                $4.55
====================================================================================================================================



--------------------------------------------------------------------------------
6                                        1997 Semi-Annual Report to Shareholders

====================================================================================================================================

Historical Performance -- Class Y Shares
====================================================================================================================================

                                              Net Asset Value
                                        -----------------------------
                                        Beginning              End               Income             Capital Gain           Total
Period Ended                            of Period           of Period           Dividends           Distributions        Returns+(1)

====================================================================================================================================

2/28/97                                   $28.84             $34.19               $0.00                $0.81              21.66%
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 8/31/96                       31.86              28.84                0.00                 2.37             (10.13)++
====================================================================================================================================

Total                                                                             $0.00                $3.18
====================================================================================================================================



====================================================================================================================================

  Historical Performance -- Class Z Shares
====================================================================================================================================

                                                 Net Asset Value
                                         ----------------------------
                                           Beginning              End              Income             Capital Gain          Total
Period Ended                               of Period           of Period          Dividends           Distributions       Returns(1)

====================================================================================================================================

2/28/97                                   $   29.20           $   34.63           $   0.00             $   0.81             21.67%+
------------------------------------------------------------------------------------------------------------------------------------

8/31/96                                       33.88               29.20               0.00                 2.37             (7.07)
------------------------------------------------------------------------------------------------------------------------------------

8/31/95                                       26.94               33.88               0.00                 1.37             32.38
------------------------------------------------------------------------------------------------------------------------------------

8/31/94                                       23.67               26.94               0.00                 0.00             13.81
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 8/31/93                          20.52               23.67               0.00                 0.00             15.35+
====================================================================================================================================

Total                                                                             $   0.00             $   4.55
====================================================================================================================================



It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Agressive Growth Fund Inc.                                        7

====================================================================================================================================

Average Annual Total Return
====================================================================================================================================

                                                                                    Without Sales Charge(1)
                                             ---------------------------------------------------------------------------------------

                                             Class A             Class B            Class C              Class Y           Class Z
====================================================================================================================================

Six Months Ended 2/28/97+                     21.48%              21.00%             21.01%               21.66%            21.67%
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 2/28/97                             7.83                6.96               7.02                 8.26              8.28
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 2/28/97                      12.31                 N/A                N/A                  N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------

Ten Years Ended 2/28/97                       11.71                 N/A                N/A                  N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 2/28/97                    13.82               15.66              17.08                 8.61++           16.95
====================================================================================================================================


                                                                                    Without Sales Charge(2)

                                             ---------------------------------------------------------------------------------------

                                             Class A             Class B            Class C              Class Y           Class Z

====================================================================================================================================

Six Months Ended 2/28/97+                     15.42%              16.00%             20.01%               21.66%            21.67%
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 2/28/97                             2.42                1.96               6.02                 8.26              8.28
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 2/28/97                      11.16                 N/A                N/A                  N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------

Ten Years Ended 2/28/97                       11.14                 N/A                N/A                  N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 2/28/97                    13.38               15.52              17.08                 8.61++           16.95
====================================================================================================================================


================================================================================
  Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (2/28/87 through 2/28/97)                                  202.63%
--------------------------------------------------------------------------------
Class B (Inception* through 2/28/97)                                87.34
--------------------------------------------------------------------------------
Class C (Inception* through 2/28/97)                                82.06
--------------------------------------------------------------------------------
Class Y (Inception* through 2/28/97)                                 9.34++
--------------------------------------------------------------------------------
Class Z (Inception* through 2/28/97)                                96.50
================================================================================


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C, Y and Z shares are October 24, 1983, November 6, 1992, May 13, 1993, October 12, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Performance for Class Y shares is for the period from January 31, 1996 through February 28, 1997 since all Class Y shares redeemed during November, 1995.


--------------------------------------------------------------------------------
8                                        1997 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Aggressive Growth Fund Inc. at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A Shares of the
Smith Barney Aggressive Growth Fund Inc. vs. Value Line Composite Index*
--------------------------------------------------------------------------------


                          February 1987--February 1997

    [THE FOLLOWING WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                             [GRAPH APPEARS HERE]


Smith Barney
Aggressive Growth Fund  Value

Value Line Composite Index (Geometric)

Value Line Composite Index (Arithmetic)

Feb  1987       9,501      10,000      10,000
Aug  1987      10,379      10,847      10,000
Aug  1988       7,847       8,669      10,411
Aug  1989      11,376      10,541      13,207
Aug  1990      10,651       7,923      10,607
Aug  1991      14,056       9,309      13,564
Aug  1992      13,716       9,326      14,744
Aug  1993      17,083      10,906      18,292
Aug  1994      19,379      11,164      19,801
Aug  1995      25,270      12,354      23,093
Aug  1996      23,669      13,084      25,798
Feb  1997      28,752      14,608      29,587


* Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1987, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 28, 1997. The Value Line Composite Index is composed of approximately 1,700 stocks. The Geometric Index is a geometric average of the daily price percentage change in each stock covering both large and small capitalized companies. The Arithmetic Index is an arithmetic average of the daily price percentage change in each stock covering both large and small capitalized companies. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


     [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                             [CHART APPEARS HERE]

Industry Diversification of Common Stocks*
--------------------------------------------------------------------------------
Biotechnology                                   19.7%
Broadcasting/Cable                               8.6%
Computer Hardware                                6.4%
Diversified Technology                          11.3%
Energy                                           3.6%
Investment Banking Services                      5.3%
Mgd. Health Care Providers                      10.0%
Pharmaceuticals                                  9.1%
Semiconductors                                  16.4%
Wireless Communications                          2.9%
Other                                            6.7%

* As a percentage of total common stocks.


     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]
                             [CHART APPEARS HERE]

Investment Breakdown
--------------------------------------------------------------------------------
Convertible Preferred Stock                      0.6%
Foreign Preferred Stock                          0.4%
Common Stocks                                   99.0%



--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                       9

================================================================================
Schedule of Investments (unaudited)                            February 28, 1997
================================================================================

   SHARES                      SECURITY                                 VALUE
================================================================================
COMMON STOCKS  99.0%

Biotechnology -- 19.5%
    40,000     Affymetrix, Inc.+                                      $1,120,000
    90,000     Alkermes Inc.+                                          2,238,750
   525,000     Amgen Inc.+                                            32,090,625
 1,500,000     Chiron Corp.+                                          31,125,000
   250,000     Cor Therapeutics Inc.+                                  3,078,125
   370,000     Genentech Inc. Special+                                20,396,250
    35,000     Genset-Sponsored ADR+                                     542,500
 1,150,000     Genzyme Corp. - General Division+                      29,612,500
    27,000     Genzyme Corp. - Tissue Repair+                            317,250
   695,000     Nabi Inc.+                                              6,689,375
   150,000     Virus Research Institute Inc.+                          1,200,000
--------------------------------------------------------------------------------
                                                                     128,410,375
--------------------------------------------------------------------------------
Broadcasting/Cable -- 8.5%
   125,000     Cablevision Systems Development Corp., Class A Shares+  4,078,125
   100,000     Comcast Corp., Class A Shares                           1,743,750
   600,000     Comcast Corp., Class A Special Shares                  10,725,000
   225,000     Liberty Media, Class A Shares+                          4,725,000
    25,000     LIN Television Corp.+                                   1,037,500
    50,000     TCI Satellite Entertainment, Class A Shares+              400,000
   500,000     Tele-Communications Inc., Class A Shares+               5,937,500
 1,591,998     Westinghouse Electric Corp.                            27,461,966
--------------------------------------------------------------------------------
                                                                      56,108,841
--------------------------------------------------------------------------------
Computer Hardware -- 6.3%
   210,000      Crosscomm Corp.+                                       1,837,500
 1,000,000      Quantum Corp. Delaware+                               39,750,000
--------------------------------------------------------------------------------
                                                                      41,587,500
--------------------------------------------------------------------------------
Computer Software -- 2.3%
    85,000      Cimatron Ltd.+                                           478,125
   500,000      ComputerVision Corp.+                                  2,937,500
    85,100      Microsoft Corp.+                                       8,297,250
   100,000      Netscape Communications Corp.+                         2,912,500
    50,000      Technology Modeling Association Inc.+                    750,000
--------------------------------------------------------------------------------
                                                                      15,375,375
--------------------------------------------------------------------------------
Diversified Technology -- 11.2%
   487,000      C - COR Electronics Inc.+                              6,696,250
   335,000      Drexler Technology Corp.+                              3,559,375
   452,501      Excel Technology Inc.+                                 3,959,384
   305,000      GenRad Inc.+                                           6,061,875
   150,000      Indigo N.V. Inc.+                                        890,625
   122,500      Photon Dynamics Inc.+                                    863,241
   840,000      Tyco International Ltd.                               49,560,000
   100,000      Vivid Technologies Inc.+                               2,112,500
--------------------------------------------------------------------------------
                                                                      73,703,250
--------------------------------------------------------------------------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
10                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                February 28, 1997
================================================================================

   SHARES                      SECURITY                                 VALUE
================================================================================
Drug Delivery/Testing -- 1.2%
   499,500      Advanced Polymer Systems Inc.+                        $4,058,438
   170,000      Cygnus Inc.+                                           2,613,750
   115,000      Cytotherapeutics Inc.+                                   977,500
   100,000      Metra Biosystems Inc.+                                   512,500
--------------------------------------------------------------------------------
                                                                       8,162,188
--------------------------------------------------------------------------------
Energy -- 3.5%
   450,000      Energy Ventures Inc.+                                 22,950,000
    10,000      National Oilwell Inc.+                                   307,500
--------------------------------------------------------------------------------
                                                                      23,257,500
--------------------------------------------------------------------------------
Environmental -- 1.8%
   130,000      Maxim Group Inc.+                                      2,015,000
   550,000      Wellman Inc.                                           9,625,000
--------------------------------------------------------------------------------
                                                                      11,640,000
--------------------------------------------------------------------------------
Health Care - Miscellaneous -- 0.2%
    55,500      Biosite Diagnostics Inc.+                                672,937
    90,000      Norland Medical Systems Inc.+                            630,000
--------------------------------------------------------------------------------
                                                                       1,302,937
--------------------------------------------------------------------------------
Investment Banking Services -- 5.3%
   750,000      Lehman Brothers Holdings Inc.                         25,218,750
   100,000      Merrill Lynch & Company Inc.                           9,600,000
--------------------------------------------------------------------------------
                                                                      34,818,750
--------------------------------------------------------------------------------
Machinery -- 0.8%
   500,000      Bridgeport Machines Inc.+                              5,250,000
--------------------------------------------------------------------------------
Managed Health Care Providers -- 9.9%
   134,760      Aetna, Inc.                                           11,168,235
   700,000      United Healthcare Corp.                               34,912,500
   800,000      Value Health Inc.+                                    19,200,000
-------------------------------------------------------------------------------
                                                                      65,280,735
--------------------------------------------------------------------------------
Pharmaceuticals -- 9.0%
    80,000      EP Medsystems Inc.+                                      320,000
   625,000      Forest Laboratories Inc., Class A Shares+             23,828,125
 1,400,000      Gensia Inc.+                                           6,737,500
   500,000      IDEC Pharmaceuticals Corp.+                           12,437,500
    30,525      Merck & Company Inc.                                   2,808,300
    30,000      Microcide Pharmaceutical Inc.+                           367,500
    70,000      Neurocrine Biosciences Inc.+                             805,000
    60,400      Pfizer Inc.                                            5,534,150
   200,000      Shaman Pharmaceuticals Inc.+                             950,000
    55,000      Synaptic Pharmaceutical Corp.+                           770,000
   100,000      Vertex Pharmaceuticals Inc.+                           4,625,000
--------------------------------------------------------------------------------
                                                                      59,183,075
--------------------------------------------------------------------------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
Smith Barney Agressive Growth Fund Inc.                                       11

================================================================================
Schedule of Investments (unaudited) (continued)                February 28, 1997
================================================================================

   SHARES                      SECURITY                                 VALUE
================================================================================
Recreation -- 0.4%
   100,000      Steiner Leisure Ltd.+                                 $2,350,000
--------------------------------------------------------------------------------
Semiconductors -- 16.2%
    60,000      Applied Materials Inc.+                                3,037,500
   550,000      Cirrus Logic Inc.+                                     7,459,375
   510,000      Intel Corp.                                           72,356,250
   500,000      Micron Technology Inc.                                18,750,000
   595,000      Standard Microsystems Corp.+                           5,057,500
--------------------------------------------------------------------------------
                                                                     106,660,625
--------------------------------------------------------------------------------
Wireless Communications -- 2.9%
   700,000      Arch Communications Group Inc.+                        5,118,750
   800,000      California Microwave Inc.+                            11,500,000
   350,000      Telular Corp.+                                         2,187,500
--------------------------------------------------------------------------------
                                                                      18,806,250
--------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost-- $393,876,516)                                651,897,401
================================================================================
FOREIGN PREFERRED STOCK -- 0.4%
   42,192       Nokia Corp. AB
                (Cost-- $1,242,554)                                    2,468,232
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.6%
   44,940       Aetna, Inc., Class C Shares, Exchangeable 6.25%
               (Cost-- $1,702,478)                                     3,623,288
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost-- $396,821,548*)                               $657,988,921
================================================================================

+   Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements
--------------------------------------------------------------------------------
12                                       1997 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                February 28, 1997
--------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost -- $396,821,548)                      $657,988,921
     Receivable for Fund shares sold                                     942,764
     Dividends and interest receivable                                   169,636
     Receivable for securities sold                                       87,497
     Other assets                                                         63,959
--------------------------------------------------------------------------------
     Total Assets                                                    659,252,777
--------------------------------------------------------------------------------
LIABILITIES:
     Payable to bank                                                  11,767,783
     Investment advisory fees payable                                    307,922
     Administration fees payable                                         102,479
     Payable for securities purchased                                     82,500
     Distribution fees payable                                            50,968
     Payable for Fund shares purchased                                     1,397
     Accrued expenses                                                     54,665
--------------------------------------------------------------------------------
     Total Liabilities                                                12,367,714
--------------------------------------------------------------------------------
Total Net Assets                                                    $646,885,063
================================================================================
NET ASSETS:
     Par value of capital shares                                    $    192,109
     Capital paid in excess of par value                             387,575,693
     Accumulated net investment loss                                  (3,321,501)
     Accumulated net realized gain from security transactions          1,271,389
     Net unrealized appreciation of investments                      261,167,373
--------------------------------------------------------------------------------
Total Net Assets                                                    $646,885,063
================================================================================
Shares Outstanding:
     Class A                                                           8,184,464
     ---------------------------------------------------------------------------
     Class B                                                           4,871,263
     ---------------------------------------------------------------------------
     Class C                                                           2,006,156
     ---------------------------------------------------------------------------
     Class Y                                                           3,086,408
     ---------------------------------------------------------------------------
     Class Z                                                           1,062,607
     ---------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                 $      34.04
     ---------------------------------------------------------------------------
     Class B*                                                       $      32.84
     ---------------------------------------------------------------------------
     Class C**                                                      $      32.88
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                                 $      34.19
     ---------------------------------------------------------------------------
     Class Z (and redemption price)                                 $      34.63
     ---------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)      $      35.83
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
-------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                     13

Statement of Operations (unaudited)   For the Six Months Ended February 28, 1997
===============================================================================

INVESTMENT INCOME:
     Dividends                                                    $     775,498
     Interest                                                           218,956
--------------------------------------------------------------------------------
     Total Investment Income                                            994,454
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                1,815,866
     Distribution fees (Note 2)                                       1,414,483
     Administration fees (Note 2)                                       605,289
     Shareholder and system servicing fees                              287,490
     Registration fees                                                   71,707
     Shareholder communications                                          60,847
     Audit and legal                                                     23,736
     Custody                                                             14,243
     Directors' fees                                                     12,858
     Other                                                                8,902
--------------------------------------------------------------------------------
     Total Expenses                                                   4,315,421
--------------------------------------------------------------------------------
Net Investment Loss                                                  (3,320,967)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
         Proceeds from sales                                         11,766,219
         Cost of securities sold                                     10,514,835
--------------------------------------------------------------------------------
     Net Realized Gain                                                1,251,384
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
         Beginning of period                                        142,767,957
         End of period                                              261,167,373
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                        118,399,416
--------------------------------------------------------------------------------
Net Gain on Investments                                             119,650,800
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 116,329,833
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1997 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets
================================================================================
For the Six Months Ended February 28, 1997 (unaudited) and the Year Ended August 31, 1996

                                                                           1997              1996
=====================================================================================================
OPERATIONS:
     Net investment loss                                              $  (3,320,967)   $  (6,559,234)
     Net realized gain                                                    1,251,384       25,009,025
     Increase (decrease) in net unrealized appreciation                 118,399,416      (62,600,504)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                  116,329,833      (44,150,713)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                 (15,724,994)     (35,706,513)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (15,724,994)     (35,706,513)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares                                   293,802,383      543,582,290
     Net asset value of shares issued for reinvestment of dividends      13,250,651       34,717,118
     Cost of shares reacquired                                         (302,889,387)    (445,699,000)
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                  4,163,647      132,600,408
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  104,768,486       52,743,182
NET ASSETS:
     Beginning of period                                                542,116,577      489,373,395
----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 646,885,063    $ 542,116,577
====================================================================================================
* Includes net investment loss of:                                    $  (3,321,501)   $        (534)
====================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      15

Notes to Financial Statements (unaudited)
================================================================================


1.   Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $989 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.60% of the average daily net assets. This fee is calculated daily and paid monthly.


SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended February 28, 1997, SB received sales charges of approximately $137,000 on sales of the Fund's Class A shares.


There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC,

--------------------------------------------------------------------------------
16                                       1997 Semi-Annual Report to Shareholders
which applies if redemption occurs within the first year of purchase. For the six months ended February 28, 1997, CDSCs paid to SB were approximately:


Notes to Financial Statements (unaudited) (continued)
================================================================================

                                                  Class B        Class C
================================================================================
CDSCs                                             $205,000        $5,000
================================================================================


Pursuant to a Distribution Plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annul rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended February 28, 1997, total Distribution Plan fees were as follows:

                                   Class A         Class B        Class C
===============================================================================
Distribution Plan Fees            $340,906        $743,992       $329,585
===============================================================================


All officers and one Director of the Fund are employees of SB.

3.   Investments

During the six months ended February 28, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                    $18,420,605
--------------------------------------------------------------------------------
Sales                                                         11,766,219
================================================================================

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                $301,066,468 *
Gross unrealized depreciation                                 (39,899,095)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                  $261,167,373)*
================================================================================

*Substantially the same for Federal income tax purposes.


4.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Capital Shares

At February 28, 1997, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At February 28, 1997, total paid-in capital amounted to the following for each class:

                                                               Amount
================================================================================
Class A                                                     $ 94,736,059
--------------------------------------------------------------------------------
Class B                                                      135,038,446
--------------------------------------------------------------------------------
Class C                                                       43,641,272
--------------------------------------------------------------------------------
Class Y                                                       95,648,652
--------------------------------------------------------------------------------
Class Z                                                       18,703,373
================================================================================


--------------------------------------------------------------------------------
Smith Barney Agressive Growth Fund Inc.                                       17

================================================================================
Transactions in shares of each class were as follows:

                                          Six Months Ended                    Year Ended
                                         February 28, 1997                 August 31, 1996+
                                     -------------------------        -------------------------
                                        Shares        Amount               Shares       Amount
=================================================================================================
Class A
Shares sold                         5,371,031    $ 172,933,067        7,523,319    $ 235,110,800
Shares issued on reinvestment         219,051        6,860,680          643,970       19,299,781
Shares redeemed                    (6,185,533)    (199,176,669)      (8,108,128)    (254,682,656)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (595,451)   $ (19,382,922)          59,161    $    (272,075)
=================================================================================================
Class B
Shares sold                         2,175,008    $  66,943,011        5,946,915    $ 183,391,938
Shares issued on reinvestment         126,231        3,822,271          273,308        7,988,794
Shares redeemed                    (2,319,210)     (71,450,505)      (4,299,869)    (131,994,037)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (17,971)   $    (685,223)       1,920,354    $  59,386,695
=================================================================================================
Class C
Shares sold                           611,508    $  19,061,740        1,351,275    $  41,155,971
Shares issued on reinvestment          56,832        1,722,597          172,409        5,042,968
Shares redeemed                      (947,866)     (29,462,755)      (1,440,396)     (43,846,451)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (279,526)   $  (8,678,418)          83,288    $   2,352,488
=================================================================================================
Class Y
Shares sold                         1,052,885    $  32,651,761        2,410,122    $  75,020,331
Shares issued on reinvestment               3               84            4,965          148,799
Shares redeemed                          (106)          (3,752)        (381,461)     (12,168,678)
-------------------------------------------------------------------------------------------------
Net Increase                        1,052,782    $  32,648,093        2,033,626    $  63,000,452
=================================================================================================
Class Z
Shares sold                            67,139    $   2,212,804          274,419    $   8,903,250
Shares issued on reinvestment          26,548          845,019           73,748        2,236,776
Shares redeemed                       (87,343)      (2,795,706)         (94,949)      (3,007,178)
-------------------------------------------------------------------------------------------------
Net Increase                            6,344    $     262,117          253,218    $   8,132,848
=================================================================================================

+ For Class Y shares, transactions are for the period from October 12, 1995 (inception date) to August 31, 1996.


--------------------------------------------------------------------------------
18                                       1997 Semi-Annual Report to Shareholders

Financial Highlights
================================================================================
For a share of each class of capital stock outstanding throughout each period:


Class A Shares                                   1997(1)        1996            1995          1994        1993(2)           1992(2)
==================================================================================================================================
Net Asset Value,
    Beginning of Period                     $     28.76    $     33.53     $     26.76   $     23.59   $     18.94     $     20.12
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss                           (0.15)         (0.31)          (0.34)        (0.32)        (0.21)          (0.07)
    Net realized and unrealized gain (loss)        6.24          (2.09)           8.48          3.49          4.86           (0.35)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                6.09          (2.40)           8.14          3.17          4.65           (0.42)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                            (0.81)         (2.37)          (1.37)         --            --             (0.76)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.81)         (2.37)          (1.37)         --            --             (0.76)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     34.04    $     28.76     $     33.53   $     26.76   $     23.59     $     18.94
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      21.48%++       (7.44)%         31.95%        13.44%        24.55%          (2.42)%

----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $   278,619    $   252,531     $   292,402   $   180,917   $   150,471     $   181,459
----------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses                                       1.21%+         1.30%           1.37%         1.42%*        1.34%           1.05%
    Net investment loss                           (0.89)+        (0.97)          (1.05)        (1.23)        (1.01)          (0.31)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               2%            13%             44%           11%           13%              3%
----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(3)          $      0.06    $      0.06            --            --            --              --
==================================================================================================================================

(1)  For the six months ended February 28, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
* The operating expense ratio excludes interest expense. The operating expense ratio including interest expense would have been 1.43%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      19

================================================================================
For a share of each class of capital stock outstanding throughout each period:


Class B Shares                                     1997(1)          1996            1995            1994         1993(2)(3)
===========================================================================================================================
Net Asset Value, Beginning of Period          $     27.88       $     32.82     $     26.42    $     23.46     $     20.52
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss                             (0.26)            (0.53)          (0.33)         (0.29)          (0.30)
    Net realized and unrealized gain (loss)          6.03             (2.04)           8.10           3.25            3.24
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  5.77             (2.57)           7.77           2.96            2.94
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                              (0.81)            (2.37)          (1.37)          --              --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.81)            (2.37)          (1.37)          --              --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     32.84       $     27.88     $     32.82    $     26.42     $     23.46
--------------------------------------------------------------------------------------------------------------------------
Total Return                                        21.00%++          (8.16)%         30.93%         12.62%          14.33%++
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $   159,971       $   136,322     $    97,438    $    49,741     $    18,139
--------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses                                         2.02%+            2.07%           2.12%          2.22%*          2.18%+
    Net investment loss                             (1.69)+           (1.75)          (1.80)         (2.04)          (1.86)+
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 2%               13%             44%            11%             13%
--------------------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(4)            $      0.06       $      0.06            --             --              --
===========================================================================================================================

(1)  For the six months ended February 28, 1997 (unaudited).
(2)  For the period from November 6, 1992 (inception date) to August 31, 1993.
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
* The operating expense ratio excludes interest expense. The operating expense ratio including interest expense would have been 2.23%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
20                                       1997 Semi-Annual Report to Shareholders

================================================================================
For a share of each class of capital stock outstanding throughout each period:


Class C Shares                                    1997(1)           1996           1995(2)         1994         1993(3)(4)
===========================================================================================================================
Net Asset Value, Beginning of Period          $     27.91       $     32.84     $     26.42    $     23.47     $     21.14
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss                             (0.27)            (0.53)          (0.40)         (0.17)          (0.13)
    Net realized and unrealized gain (loss)          6.05             (2.03)           8.19           3.12            2.46
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  5.78             (2.56)           7.79           2.95            2.33
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                              (0.81)            (2.37)          (1.37)          --              --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.81)            (2.37)          (1.37)          --              --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     32.88       $     27.91     $     32.84    $     26.42     $     23.47
--------------------------------------------------------------------------------------------------------------------------
Total Return                                        21.01%++          (8.12)%         31.01%         12.57%          11.02%++
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $    65,958       $    63,786     $    72,324    $       367     $        24
--------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses                                         1.97%+            2.06%           2.12%          2.08%*          2.11%+
    Net investment loss                             (1.64)+           (1.75)          (1.80)         (1.90)          (1.76)+
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 2%               13%             44%            11%             13%
--------------------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)            $      0.06       $      0.06            --             --              --
==========================================================================================================================

(1)  For the six months ended February 28, 1997 (unaudited).
(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(3)  For the period from May 13, 1993 (inception date) to August 31, 1993.
(4) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
* The operating expense ratio excludes interest expense. The operating expense ratio including interest expense would have been 2.09%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      21

===============================================================================
For a share of each class of capital stock outstanding throughout each period:

Class Y Shares                                    1997(1)       1996(2)
==========================================================================
Net Asset Value, Beginning of Period          $     28.84     $     31.86
-------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss                             (0.07)          (0.12)
    Net realized and unrealized gain (loss)          6.23           (0.53)
-------------------------------------------------------------------------
Total Income (Loss) From Operations                  6.16           (0.65)
-------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                              (0.81)          (2.37)
-------------------------------------------------------------------------
Total Distributions                                 (0.81)          (2.37)
-------------------------------------------------------------------------
Net Asset Value, End of Period                $     34.19     $     28.84
-------------------------------------------------------------------------
Total Return++                                      21.66%         (10.13)%*
-------------------------------------------------------------------------
Net Assets, End of Period (000s)              $   105,539     $    58,641
-------------------------------------------------------------------------
Ratio to Average Net Assets+:
    Expenses                                         0.84%           0.84%
    Net investment loss                             (0.52)          (0.49)
-------------------------------------------------------------------------
Portfolio Turnover Rate                                 2%             13%
-------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(3)            $      0.06     $      0.06
=========================================================================

(1)  For the six months ended February 28, 1997 (unaudited).
(2)  For the period from October 12, 1995 (inception date) to August 31, 1996.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
* Performance for Class Y shares is for the period from January 31, 1996 to February 28, 1997 because the class experienced a full redemption.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
22                                       1997 Semi-Annual Report to Shareholders

================================================================================
For a share of each class of capital stock outstanding throughout each period:

Class Z Shares                                  1997(1)          1996           1995(2)         1994          1993(3)(4)
========================================================================================================================
Net Asset Value, Beginning of Period          $    29.20       $    33.88     $    26.94     $    23.67      $    20.52
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss                            (0.08)           (0.20)         (0.34)         (0.31)          (0.12)
    Net realized and unrealized gain (loss)         6.32            (2.11)          8.65           3.58            3.27
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 6.24            (2.31)          8.31           3.27            3.15
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                             (0.81)           (2.37)         (1.37)          --              --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.81)           (2.37)         (1.37)          --              --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    34.63       $    29.20     $    33.88     $    26.94      $    23.67
-----------------------------------------------------------------------------------------------------------------------
Total Return                                       21.67%++         (7.07)%        32.38%         13.81%          15.35%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $   36,798       $   30,837     $   27,209     $   24,467      $   53,599
-----------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses                                        0.85%+           0.93%          1.12%          1.01%*          0.99%+
    Net investment loss                            (0.53)+          (0.61)         (0.80)         (0.83)          (0.67)+
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                2%              13%            44%            11%             13%
-----------------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)            $     0.06       $     0.06           --             --              --
=======================================================================================================================

(1)  For the six months ended February 28, 1997 (unaudited).
(2)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(3)  For the period from November 6, 1992 (inception date) to August 31, 1993.
(4) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
* The operating expense ratio excludes interest expense. The operating expense ratio including interest expense would have been 1.02%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                     23

                      [This page intentionally left blank]

Smith Barney
Aggressive Growth
Fund Inc.



Directors

Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Ken Miller
John F. White


Officers

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Richard A. Freeman
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Advisor and Administrator
Smith Barney Mutual Funds Management Inc.


Distributor
Smith Barney Inc.


Custodian
PNC Bank, N.A.


Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Aggressive Growth Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.



[LOGO] SMITH BARNEY
       ------------
       A Member of Travelers Group


Smith Barney Aggressive
Growth Fund Inc.
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013



FD2208 4/97